Quarterly Holdings Report
for
Fidelity Flex® Freedom Blend Funds
Fidelity Flex® Freedom Blend 2035 Fund
December 31, 2023
Z35-NPRT3-0224
1.9884243.106
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% 2/29/24 (b) (Cost $148,713)	150,000	148,728

Domestic Equity Funds - 38.5%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	433,862	6,776,918
Fidelity Series Commodity Strategy Fund (c)	5,375	497,929
Fidelity Series Large Cap Growth Index Fund (c)	224,053	4,290,611
Fidelity Series Large Cap Stock Fund (c)	232,961	4,552,055
Fidelity Series Large Cap Value Index Fund (c)	550,935	8,109,762
Fidelity Series Small Cap Core Fund (c)	1,774	19,960
Fidelity Series Small Cap Opportunities Fund (c)	153,087	2,127,909
Fidelity Series Value Discovery Fund (c)	200,202	2,979,009
TOTAL DOMESTIC EQUITY FUNDS (Cost $25,316,298)		29,354,153

International Equity Funds - 34.3%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	116,796	1,715,740
Fidelity Series Emerging Markets Fund (c)	207,111	1,752,162
Fidelity Series Emerging Markets Opportunities Fund (c)	406,780	7,049,502
Fidelity Series International Growth Fund (c)	249,140	4,267,771
Fidelity Series International Index Fund (c)	137,074	1,611,986
Fidelity Series International Small Cap Fund (c)	70,489	1,195,487
Fidelity Series International Value Fund (c)	365,614	4,266,713
Fidelity Series Overseas Fund (c)	329,060	4,267,903
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $23,589,185)		26,127,264

Bond Funds - 25.6%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	43,965	336,770
Fidelity Series Corporate Bond Fund (c)	251,661	2,345,479
Fidelity Series Emerging Markets Debt Fund (c)	49,844	386,292
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	13,488	126,378
Fidelity Series Floating Rate High Income Fund (c)	7,655	69,125
Fidelity Series Government Bond Index Fund (c)	371,722	3,438,425
Fidelity Series High Income Fund (c)	46,595	391,867
Fidelity Series International Credit Fund (c)	6	50
Fidelity Series International Developed Markets Bond Index Fund (c)	254,235	2,222,013
Fidelity Series Investment Grade Bond Fund (c)	345,476	3,489,306
Fidelity Series Investment Grade Securitized Fund (c)	259,670	2,342,225
Fidelity Series Long-Term Treasury Bond Index Fund (c)	735,796	4,311,766
Fidelity Series Real Estate Income Fund (c)	7,878	74,760
TOTAL BOND FUNDS (Cost $19,990,565)		19,534,456

Short-Term Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	137,760	137,787
Fidelity Series Government Money Market Fund 5.43% (c)(e)	271,717	271,717
Fidelity Series Treasury Bill Index Fund (c)	68,714	683,012
TOTAL SHORT-TERM FUNDS (Cost $1,092,516)		1,092,516

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $70,137,277)	76,257,117
NET OTHER ASSETS (LIABILITIES) - 0.0%	2,615
NET ASSETS - 100.0%	76,259,732

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	15	Mar 2024	1,693,359	45,677	45,677
CBOT 5-Year U.S. Treasury Note Contracts (United States)	24	Mar 2024	2,610,563	44,740	44,740
CBOT Long Term U.S. Treasury Bond Contracts (United States)	3	Mar 2024	374,813	25,495	25,495

TOTAL PURCHASED					115,912

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	3	Mar 2024	723,000	(24,004)	(24,004)
ICE MSCI EAFE Index Contracts (United States)	1	Mar 2024	112,620	(4,282)	(4,282)
ICE MSCI Emerging Markets Index Contracts (United States)	11	Mar 2024	568,535	(25,102)	(25,102)

TOTAL SOLD					(53,388)

TOTAL FUTURES CONTRACTS					62,524
The notional amount of futures purchased as a percentage of Net Assets is 6.1%
The notional amount of futures sold as a percentage of Net Assets is 1.7%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $148,728.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	301,782	163,995	593	-	-	137,787	0.0%
Total	-	301,782	163,995	593	-	-	137,787

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	477,150	302,931	415,725	11,288	(21,256)	(6,330)	336,770
Fidelity Series Blue Chip Growth Fund	6,844,295	1,059,706	3,011,271	38,964	404,158	1,480,030	6,776,918
Fidelity Series Canada Fund	1,847,753	375,826	634,021	58,635	2,182	124,000	1,715,740
Fidelity Series Commodity Strategy Fund	581,752	155,858	203,362	24,026	(30,678)	(5,641)	497,929
Fidelity Series Corporate Bond Fund	2,260,416	774,285	727,990	77,440	(12,089)	50,857	2,345,479
Fidelity Series Emerging Markets Debt Fund	398,982	78,937	111,024	19,741	(1,970)	21,367	386,292
Fidelity Series Emerging Markets Debt Local Currency Fund	134,762	25,074	36,772	6,546	694	2,620	126,378
Fidelity Series Emerging Markets Fund	1,133,213	1,029,499	476,800	43,210	(12,406)	78,656	1,752,162
Fidelity Series Emerging Markets Opportunities Fund	7,406,252	1,734,287	2,434,584	202,178	(28,330)	371,877	7,049,502
Fidelity Series Floating Rate High Income Fund	76,530	18,316	27,078	5,832	200	1,157	69,125
Fidelity Series Government Bond Index Fund	3,325,683	1,209,817	1,048,296	76,908	(24,224)	(24,555)	3,438,425
Fidelity Series Government Money Market Fund 5.43%	289,968	368,917	387,168	9,012	-	-	271,717
Fidelity Series High Income Fund	416,112	88,640	122,737	20,735	(2,565)	12,417	391,867
Fidelity Series International Credit Fund	47	2	-	2	-	1	50
Fidelity Series International Developed Markets Bond Index Fund	2,105,120	698,540	592,487	82,308	(9,708)	20,548	2,222,013
Fidelity Series International Growth Fund	4,288,595	905,651	1,280,834	56,586	45,474	308,885	4,267,771
Fidelity Series International Index Fund	1,778,165	339,070	606,218	46,632	30,205	70,764	1,611,986
Fidelity Series International Small Cap Fund	1,353,293	193,569	418,974	43,120	933	66,666	1,195,487
Fidelity Series International Value Fund	4,277,000	941,116	1,361,747	140,797	46,449	363,895	4,266,713
Fidelity Series Investment Grade Bond Fund	3,399,772	1,189,852	1,095,137	111,825	(23,350)	18,169	3,489,306
Fidelity Series Investment Grade Securitized Fund	2,330,676	779,079	756,952	73,819	(20,969)	10,391	2,342,225
Fidelity Series Large Cap Growth Index Fund	4,335,935	661,564	1,653,404	37,945	189,916	756,600	4,290,611
Fidelity Series Large Cap Stock Fund	4,750,765	793,050	1,475,718	251,251	52,898	431,060	4,552,055
Fidelity Series Large Cap Value Index Fund	8,866,181	1,701,005	2,946,678	337,339	19,912	469,342	8,109,762
Fidelity Series Long-Term Treasury Bond Index Fund	4,913,498	1,791,753	2,062,075	119,896	(202,387)	(129,023)	4,311,766
Fidelity Series Overseas Fund	4,284,226	933,515	1,286,660	72,030	56,658	280,164	4,267,903
Fidelity Series Real Estate Income Fund	144,911	20,530	90,462	6,025	(6,203)	5,984	74,760
Fidelity Series Short-Term Credit Fund	24,395	2,322	26,656	435	264	(325)	-
Fidelity Series Small Cap Core Fund	57,582	404	39,511	386	974	511	19,960
Fidelity Series Small Cap Opportunities Fund	2,172,068	398,052	726,376	22,420	33,079	251,086	2,127,909
Fidelity Series Treasury Bill Index Fund	707,774	843,375	867,392	21,783	(728)	(17)	683,012
Fidelity Series Value Discovery Fund	3,247,619	718,827	1,093,125	142,613	(8,973)	114,661	2,979,009
	78,230,490	20,133,369	28,017,234	2,161,727	478,160	5,145,817	75,970,602

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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